UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2018 (December 19, 2017)

Fonon Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-51443	36-4739442
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 N Keller Rd., Ste. G Orlando, FL	32810
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 804-1000

400 Rinehart Road
Lake Mary, Florida  32746
  (Former Address.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 1, 2017, the registrant, Fonon Corporation (“Fonon”), moved its headquarters, manufacturing operations, R&D and Application Center to 1101 N Keller Rd., Ste. G. Orlando, Florida 32810. The Company’s telephone and fax numbers remain the same, phone: 407-804-1000, fax: 407-804-1002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fonon Corporation

Date: January 10, 2018	By:	/s/ Dmitriy Nikitin
Dmitriy Nikitin
President

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